FIRST GEORGIA HOLDING, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 22, 2002

The undersigned shareholder of First Georgia Holding, Inc. (the "Company") hereby appoints James D. Moore, D. Lamont Shell, M. Frank Deloach., as proxies with full power of substitution, acting by majority or by any of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the main offices of First Georgia Bank, at 1703 Gloucester Street, Brunswick, Georgia on Tuesday, January 22, 2002 at 5:00 P.M. Eastern Standard Time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL ONE: Election of Directors

_________FOR all nominees listed below (except as marked to the contrary below)	________WITHHOLD AUTHORITY To vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

B.W. BOWIE	TERRY K. DRIGGERS	ROY K. HODNETT

This Proxy will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the proposals. Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

Dated: ________

___________________________

Signature of Shareholder

____________________________

Additional signature (if held jointly)

If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian, or custodian please indicate the capacity in which you are acting. Please mark, date and sign the Proxy, then return it in the enclosed return-addressed envelope. No postage is necessary.

PLEASE RETURN PROXY BY JANUARY 15, 2002

FIRST GEORGIA HOLDING, INC.

1703 Gloucester Street

Brunswick, Georgia 31520

(912) 267-7283

December 17, 2001

To the Shareholders of FIRST GEORGIA HOLDING, INC.:

You are cordially invited to attend the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") to be held on January 22, 2002 at the main office of First Georgia Bank, F.S.B. at 1703 Gloucester Street, Brunswick, Georgia. Enclosed is the Official Notice of the Annual Meeting, the Proxy Statement of management of the Company, and the Company's 2001 Annual Report.

The principal business of the meeting will be to elect the Company's Class I Directors to serve a term of three years. We will also review the operations of the Company and the Bank for the past year.

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

Very truly yours,

/s/ Henry S. Bishop
    Chairman

FIRST GEORGIA HOLDING, INC.

1703 Gloucester Street

Brunswick, Georgia 31520

(912) 267-7283

NOTICE OF ANNUAL MEETING

To be Held on January 22, 2002

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") will be held on January 22, 2002 at 5:00 p.m. Eastern Standard Time at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1) To elect the Class I Directors to serve a term of three years.

(2) To transact such other business as may properly come before the meeting.

    The Board of Directors has fixed the close of business on December 1, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Henry S. Bishop
    Chairman

FIRST GEORGIA HOLDING, INC.

1703 Gloucester Street

Brunswick, Georgia 31520

PROXY STATEMENT

INTRODUCTION

Time and Place of Meeting

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Georgia Holding, Inc. (the "Company"), for use at the annual meeting of shareholders to be held on January 22, 2002 at 5:00 PM, at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, and at any adjournments thereof.

Record Date and Meeting Date

The close of business on December 1, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. This Proxy Statement and the form of proxy were first mailed to shareholders on or about December 20, 2001. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with specifications made by the shareholder. If the form of proxy is signed and returned, but specifications are not made, the proxy will be voted FOR the election of directors.

Number of Shares Outstanding

As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the "Stock") authorized, of which 7,713,733 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

VOTING AT THE ANNUAL MEETING

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors. You can revoke your proxy by delivering to G.F. Coolidge, III, Secretary of the Company, at the Company's address as listed above, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present if a majority of the outstanding shares of common stock are present in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a Director, however, will be counted for purposes of determining whether a particular Director nominee receives sufficient votes to be elected. To be elected, a director must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more directors, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time, we do not know of any competing nominees. If any nominee for election to the Board of Directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

Effect of Abstentions

A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any proposal will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against given matter.

Effect of Broker Non-Votes

Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Companies listing their securities on the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. At each Annual Meeting of shareholders, Directors elected to succeed those in the Class whose terms then expire are elected for three-year terms so that the term of office of one class of Directors expires each year. The terms of Directors in the first Class (I) expire at the 2002 Annual Meeting; the terms of Directors in the second Class (II) expire at the 2003 Annual Meeting; and the terms of Directors in the third Class (III) expire at the 2004 Annual Meeting.

The Board of Directors proposes that B.W. Bowie, Terry K. Driggers, and Roy K. Hodnett be elected as Class I Directors to serve a term of three years.

The table set forth on the following page shows for each Director (a) his class and term of office, (b) his name, (c) his age at December 31, 2001, (d) the year he was first elected as a Director of the Company, (e) any positions held by him with the Company or the Bank other than as a Director, and (f) his business experience for the last five years:

Director Nominees

Class I

Term to Expire at the 2002 Annual Meeting
Name	Age	Year First Elected	Positions with Company and Business Experience
B.W. Bowie	73	1994	Retired Senior Vice President, General Manager and Director of Federal Paperboard Company, Montvale, New Jersey (a company which manufactures paper products)
Terry K Driggers	47	1995	President, Driggers Construction Company (a commercial construction company)
Roy K. Hodnett	81	1995	President, T.H.E. Island Group, T.H.E. Hotel Group, T.H.E. Island Inn (a real estate management company)

 *Mr. Bowie is also a director of Gravure Packing Company.

Incumbent Directors

Class II

Term to Expire at the 2003 Annual Meeting

Name	Age	Year First Elected	Positions with Company and Business Experience
Henry S. Bishop	59	1988	Chairman of the Board; President of the Company; President and CEO of the Bank
E. Raymond Mock	67	1988	Owner, Piggly Wiggly food stores of St. Simons Island and Nahunta

Class III

Term to Expire at the 2004 Annual Meeting

Name	Age	Year First Elected	Positions with Company and Business Experience
James D. Moore	66	1988	President, J.D. Moore, Inc. (A petroleum jobber)
D. Lamont Shell	69	1994	President, Glynn Electric Supply Company (a wholesale electrical supply company)
M. Frank DeLoach, III	42	1997	Partner, Culver & DeLoach (a real estate development company); Partner, North End Partners (a real estate development company); Director, Kids Way, Inc. (a business training company for young people)

Meetings and Committees

During the year ended September 30, 2001, the Board of Directors of the Company held two (2) meetings. During the same period, the Board of Directors of the Bank held twelve (12) meetings. During his term as a director during 2001, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Boards of Directors of the Company and the Bank, and (b) the total number of meetings held by Committees of which he was a member.

The Board of Directors of the Company has not established any standing committees. The Board of Directors of the Bank, however, has established various standing committees, including an Audit Committee and a Compensation Committee.

The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company and the Bank by regulatory agencies and independent auditors, (b) determining that the Company and the Bank have adequate administrative, operating and internal accounting controls and that they are operating in accordance with prescribed procedures, and (c) serving as an independent party in the review of the financial information of the Company and the Bank prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are M. Frank Deloach III, Terry Driggers, James D. Moore, Raymond Mock, Jr. and D. Lamont Shell, all of whom are independent directors. The Audit Committee meetings are called by the Audit Committee Chairman or the Company's internal auditor. During 2001, the Audit Committee met four (4) times.

The Audit Committee Report dated December 03, 2001 confirms that the Audit Committee has reviewed and discussed the financial statements for the fiscal year ended September 30, 2001 with management, has discussed with the independent auditors the matters required to be discussed by SAS 61, has received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard Number 1, and has discussed with the independent accountant the independent accountant's independence. Further, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001. A copy of the Audit Committee Report is attached as Appendix A to this Proxy Statement.

The Board of Directors of the Company has adopted a written charter for the Audit Committee which is attached as Appendix B to this Proxy Statement.

The Compensation Committee's functions are to review the compensation of all employees and make its recommendations regarding compensation to the full Board of Directors. The Board of Directors also awards discretionary bonuses to employees generally at the end of the Bank's fiscal year based on the Bank's performance for the year and the recommendation of the Compensation Committee. The current members of the Compensation Committee are B.W. Bowie, Roy Hodnett, and E. Raymond Mock, Jr. The Compensation Committee meetings are called by the Compensation Committee Chairman or the President of the Bank. During fiscal year 2001, the Compensation Committee did not meet.

The Bank does not currently have a standing nominating committee.

OWNERSHIP OF STOCK

Principal Holders of Stock

On December 1, 2001, the Company had 7,713,733 shares of Stock outstanding, which were held by 346 shareholders of record. The following table sets forth the persons who beneficially owned, as of December 1, 2001 more than 5% of the outstanding shares of Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and Address of Beneficial Owner	Amount and Nature	Percentage of Total
Henry S. Bishop 1703 Gloucester Street Brunswick, GA 31520	948,062(2)	11.69%
James A. Bishop P.O. Box 1396 Brunswick, GA 31520	776,897(3)	9.58%
Roy K. Hodnett Box 1 St. Simons Island, GA 31522	803,900(4)	9.94%

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 397,970 shares, resulting in total outstanding shares of 8,111,703.

(2) Consists of 750,762 shares held of record by Mr. Bishop, 17,300 held by a company in which Mr. Bishop has a controlling interest and an aggregate of 180,000 shares subject to presently exercisable options.

(3) Consists of 352,726 shares held of record by Mr. Bishop, 255,215 shares held of record by Mr. Bishop's spouse, 5,692 shares held of record by their minor child, and 163,264 shares held of record by James A. Bishop Trustee a Professional Corporation Target Benefit Pension Plan dated 11/15/81.

(4) Consists of 662,021 shares held of record jointly by Mr. Hodnett and his spouse, 36,667 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 89,606 held of record by the Roy and Anne Hodnett Family Trust, and 15,606 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

Stock Owned by Management

The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each existing Director of the Company and by all Directors and executive officers of the Company as a group as of December 1, 2001. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Total(1)
Henry S. Bishop 1703 Gloucester Street Brunswick, GA 31520	948,026(2)	11.69%
B.W. Bowie 16 Kings Way St. Simons Island, GA 31522	365,778(3)	4.51%
M. Frank Deloach III 110 Harrison Pointe Dr. St. Simons Island, GA 31522	2,250	0.03%
Terry K. Driggers 112 River Way Brunswick, GA 31520	48,934	0.60%
Roy K. Hodnett Box 1 St. Simons Island, GA 31522	803,900(4)	9.94%
E. Raymond Mock 4003 Riverside Drive Brunswick, GA	56,952	0.70%
James D. Moore P.O. Box 1078 Brunswick, GA 31520	57,795	0.71%
D. Lamont Shell P.O. Box 1279 Brunswick, GA 31521	9,312	0.11%
All Directors and Executive Officers as a Group (9 persons, All of whom are also shareholders)	2,570,917(5)	31.69%

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 397,970 shares, resulting in total outstanding shares of 8,111,703.

(2) Consists of 750,726 shares held of record by Mr. Bishop, 17,300 held by a company in which Mr. Bishop has a controlling interest and an aggregate of 180,000 shares subject to presently exercisable options.

(3) Consists of 360,139 shares held of record by Mr. Bowie and 5,639 shares held of record by his minor child.

(4) Consists of 662,021 shares held of record jointly by Mr. Hodnett, 36,667 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 89,606 held of record by the Roy and Anne Hodnett Family Trust, and 15,606 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

(5) Includes an aggregate of 277,970 shares subject to presently exercisable options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, its directors, executive officers, and greater than 10% of shareholders complied during 2000 with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

The table set forth below shows for each executive officer of the Company (a) the person's name, (b) his age at December 31, 2001, (c) the year he was first elected as an officer of the Company (which was organized in 1988), and (d) his present positions with the Company and the Bank and other business experience for the past five years if he has been employed by the Company or the Bank for less than five years.

Name	Age	Year First Elected	Position with the Company and the Bank
Henry S. Bishop	59	1988	Chairman of the Board, President and Chief Executive Officer of the Company and the Bank
G. F. Coolidge	52	1991	Secretary/Treasurer of the Company; Executive Vice President and Chief Operating Officer of the Bank

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth the total compensation paid to each executive officer where cash compensation exceeded $100,000 in fiscal 2001.

Summary Compensation Table
Annual Compensation

Name and Principal Position	Year	Salary	Bonus	All Other Compensation
Henry S. Bishop Chief Executive Officer	2001	172,500	39,822	15,000(1)
	2000	172,500	33,185	10,809(2)
	1999	172,500	29,501	5,000(2)
G.F. Coolidge III Executive Vice President	2001	87,400	20,178	3,934(3)
	2000	87,400	16,815	2,950(3)
	1999	87,400	14,948	2,476(3)
  Consists of contributions of $9,000 by the Bank to the 401(k) account of Mr. Bishop and $6,000 in directors' fees.
  Consists of contributions by the Bank to the 401(k) account of Mr. Bishop.
  Consists of contributions by the Bank to the 401(k) account of Mr. Coolidge.

Both Mr. Bishop and Mr. Coolidge received certain other benefits from the Bank. In each case, the total value of the benefits was less than 10% of his annual salary and bonus.

The table on the following page contains, with respect to the persons named in the Summary Compensation Table, information concerning the number of stock options currently held, the number currently exercisable, and the value of the exercisable options. The Company granted no stock options during fiscal 2001.

Fiscal Year End -Option Values

Name	Number of Unexercised Options at 9/30/01 # Exercisable/Unexercisable	Value of Unexercised In-the-money Options At 9/30/01 (1) $ Exercisable/Unexercisable
Henry S. Bishop	180,000/0	$0/0
G.F. Coolidge	97,970/0	$123,022/0

(1) Calculated by subtracting the exercise price from the market value of the Stock at September 30, 2001 and multiplying the resulting figure by the number of shares subject to in-the-money options.

Compensation of Directors

The Bank pays each director $500 per Board meeting for his service as a Bank Director. Each director also receives an additional $100 per Bank Committee meeting attended. Directors of the Company are not separately compensated for their service as Directors of the Company nor for their service as members of committees.

Certain Other Transactions

The Company's directors, executive officers and principal shareholders, together with their immediate family members and the companies associated with them, have engaged in banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals since October 1, 2000 (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rate, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

James A. Bishop, an attorney and a principal shareholder of the Company, and Henry S. Bishop, President of the Company, are brothers. For the year ended September 30, 2001, the Bishop Law Firm received legal fees of $82,029 from the Company or the Bank for general representation.

SHAREHOLDER PROPOSALS

Any proposal which an eligible shareholder wishes to have presented at the next annual meeting of shareholders, expected to be held in January, 2003, must be received at the main office of the Company, 1703 Gloucester Street, Brunswick, Georgia 31520, no later than August 16, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is suggested that any such proposals be sent by certified mail, return receipt requested. A shareholder must notify the Company before October 16, 2002 if the shareholder has a proposal to present other then by inclusion in the Company's proxy material. Failure to submit such a proposal in a timely basis will enable the proxies appointed by management to exercise their discretionary voting authority when the proposal is raised at the annual meeting of shareholders without any discussion of the matter in the proxy statement.

ACCOUNTING MATTERS

Deloitte & Touche, LLP, Jacksonville, Florida, independent certified public accountants, audited the financial statements of and provided various services to the Company and the Bank as of and for the year ended September 30, 2001. The firm of Deloitte & Touche, LLP has served as the Company's auditors since 1997. A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.

Fees Paid to Principal Auditor

The company will pay a total of $64,363 to Deloitte & Touche LLP, for services rendered in connection with the audit of the Company's financial statements for the fiscal year ended September 30, 2001, and the reviews of the interim financial statements.

Financial Information Systems design and Implementation Fees

There were no fees paid to Deloitte & Touche LLP, for services rendered in connection with financial information systems design and implementation during the fiscal year ended September 30, 2001.

All Other Fees

All other fees to be paid for services, primarily tax services, rendered in 2001 by Deloitte & Touche LLP, other than those above will be $27,445.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If, however, any matter other than the election of directors or any matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

EXPENSES AND SOLICITATION OF PROXIES

All expenses of the proxy solicitation will be paid directly or indirectly by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Stock held of record by such persons, and if requested will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

AVAILABLE INFORMATION

Shareholders may obtain, without charge, a copy of the 2001 Annual Report on Form 10-KSB of the Company. Written requests should be addressed to:

Todd Lightfoot
First Georgia Holding, Inc.
P.O. Box 2257
Brunswick, GA 31521

APPENDIX A

First Georgia Bank
Audit Committee Report

In accordance with its written charter adopted by the Board of Directors (Board), the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the company. During fiscal year 2001, the Committee met four times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO, controller and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing and concurred in the appointment of a new director of internal audit. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the Independent auditors have the responsibility for the examination of those statements.

Based on the above mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Date: ____________________ Committee Members: /s/ M.Frank Deloach

/s/ Terry K. Driggers

/s/ James D. Moore

/s/ Raymond Mock, Jr.

/s/ D. Lamont Shell

APPENDIX B

First Georgia Bank
Audit Committee Charter

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of First Georgia Bank (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the NASDAQ. The Committee shall maintain free and open communication with the independent auditors, the internal auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control, or financial reporting practices brought to its attention, with full access to all Company books, records, facilities, and personnel. The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner, and the director of internal audit.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management, and the internal auditors.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

  Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.
  Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.
  Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationship that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.
  Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB, if becomes applicable Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-KSB).
  Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.
  Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.
  Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-QSB, if becomes applicable Form 10-Q, prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole, with the Committee chair in person, or by telephone.)
  Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget, and staffing.
  Discussing with management, the internal auditors, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.
  Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.